AMENDMENT NO. 4 TO
                              EMPLOYMENT AGREEMENT
                              --------------------


         This Amendment No. 4 to Employment Agreement (this "Agreement") is made and entered into as of the 1st day of November, 2000, by and between Amerihost Properties, Inc. (the "Company") and Michael P. Holtz ("Executive").


WITNESSETH:

      WHEREAS, the Company and Executive entered into that certain Employment Agreement (the "Original Employment Agreement"), dated April 7, 1995, by and between the Company and Executive, which Original Employment Agreement previously was amended by that certain Amendment No. 1 to Employment Agreement (the "First Amendment) dated as of February 4, 1997 and again was amended by that certain Amendment No. 2 to Employment Agreement (the "Second Amendment) dated April 13, 1999 and again was amended by that certain Amendment No. 3 to the Employment Agreement (the "Third Amendment") by and between the Company and Executive (the Original Employment Agreement and the First , Second and Third Amendments, collectively, the "Employment Agreement"); and

      WHEREAS, pursuant to the Employment Agreement, Executive is currently employed by the Company as its President and Chief Executive Officer; and

      WHEREAS,   the  Company  and  Executive  desire  to  continue  Executive's employment by the Company is such positions, pursuant to the terms of the Employment Agreement, as modified hereby.

      NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements of the parties herein contained, the parties hereto hereby agree as follows:

          o Change of Control shall be defined as any simultaneous change in the Company's Board of Directors such that a majority of the Board is composed of members who were not members of the Board on the date of this Amendment No. 4. The directors as of this Amendment No. 4 are as follows:

                 o   Michael P. Holtz
                 o   Reno J. Bernardo
                 o   Russell J. Cerqua
                 o   Salomon J. Dayan
                 o   Jon K. Haahr
                 o   Thomas J. Romano

          o Change of Control shall also be defined as an event whereby over 51% of the Company stock changes hands in a 90 day period.

Either of the above shall be considered to be a Change of Control.



      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


EXECUTIVE                                  AMERIHOST PROPERTIES, INC.


/s/ Michael P. Holtz                        By: /s/ Salomon J. Dayan
-----------------------------                   -------------------------------
Michael P. Holtz                                Salomon J. Dayan
                                                Chairman
                                                Compensation Committee